UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

MACKINAC FINANCIAL CORPORATION

(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)

(Exact name of registrant as specified in its charter)

Michigan	0-20167	38-2062816
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

130 South Cedar Street

Manistique, Michigan 49854

(Address of Principal Executive Offices)  (Zip Code)

(888) 343-8147

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

Mackinac Financial Corporation, a Michigan corporation (“Mackinac”) is filing this Current Report on Form 8-K/A as an amendment to its Current Report on Form 8-K filed on May 18, 2018, disclosing the previously announced acquisition through its wholly owned subsidiary, MFNC Acquisition, LLC, a Michigan liability company (“MergerSub”), of First Federal of Northern Michigan Bancorp, Inc., a Maryland corporation (“First Federal”) pursuant to an Agreement and Plan of Merger by and among Mackinac, MergerSub, and First Federal, dated as of January 16, 2018, as amended on February 8, 2018.

This Current Report on Form 8-K/A is being filed to provide the required financial statements and pro forma financial information in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(a)                     Financial Statements of Acquired Business.

(i)          The financial statements of First Federal required by Item 9.01(a) of Form 8-K as of the year ended December 31, 2017 are included in Amendment No. 2 to the Registration Statement on Form S-4 filed by Mackinac with the Securities Exchange Commission (“SEC”) on April 4, 2018 and is incorporated herein by reference.

(ii)         The unaudited financial statements of First Federal required by Item 9.01(a) of Form 8-K as of the quarter ended March 31, 2018 are attached to this report as Exhibit 99.1 and incorporated herein by reference.

(b)                     Pro Forma Financial Information.

(iii)        The pro forma condensed combined balance sheet and pro forma consolidated statement of operations for the year ended December 31, 2017 required by Item 9.01(b) of Form 8-K is included in Amendment No. 2 to the Registration Statement on Form S-4 filed by Mackinac with the SEC on April 4, 2018 and is incorporated herein by reference.

(iv)         The unaudited pro forma condensed combined balance sheet as of March 31, 2018 and the pro forma condensed consolidated statement of operations as of March 31, 2018 required by Item 9.01(b) of Form 8-K are each attached to this report as Exhibit 99.2 and are incorporated herein by reference.

(d)                     Exhibits.

The following exhibits are filed as part of this report:

No.	Description

99.1	Unaudited financial statements of First Federal as of the quarter ended March 31, 2018.

99.2	Unaudited Pro Forma condensed combined balance sheet as of March 31, 2018 and Pro Forma condensed statement of operations for the three months ended March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION

Date: July 23, 2018	By:	/s/ Jesse A. Deering
Jesse A. Deering
Executive Vice President/Chief Financial Officer